SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2000


                                 ONVANTAGE, INC.
               (Exact name of registrant as specified in charter)




             Nevada                    001-14815                 98-019675
 ----------------------------   ------------------------    -------------------
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)



                      333 W. Santa Clara Street, Suite 1000
                           San Jose, California 95113
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 795-1227

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         On July 19, 2000, Registrant announced it has completed the merger with OnVantage, Inc. of San Jose, California. A copy of the press release issued by the Registrant on July 19, 2000 concerning the foregoing transaction is filed herewith as Exhibit 20.1, and is incorporated herein by reference. The details of the merger, including the resulting change of control of the Registrant, are set forth in the Registrant's Form 14C filed June 27, 2000 and in the Registrant's Form 10-QSB filed July 14, 2000, both of which are incorporated herein by reference.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 19, 2000, Registrant announced it has completed the merger with OnVantage, Inc. of San Jose, California. A copy of the press release issued by the Registrant on July 19, 2000 concerning the foregoing transaction is filed herewith as Exhibit 20.1, and is incorporated herein by reference. The details of the merger, including the acquisition and disposition of assets, are set forth in the Registrant's Form 14C filed June 27, 2000 and in the Registrant's Form 10-QSB filed July 14, 2000, both of which are incorporated herein by reference.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 31, 2000 and in connection with the merger referred to in Items 1 and 2 of this Form 8-K, Registrant's board of directors ratified the appointment of Grant Thornton LLP as Registrant's independent accountants to replace Bingham & Company who was dismissed. Bingham & Company's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During Registrant's two most recent fiscal years, and any subsequent interim period preceding such dismissal, there were no disagreements with Bingham & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bingham & Company, would have caused Bingham & Company to make reference to the subject matter of the disagreement(s) in connection with its report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of business acquired. Financial statements required by this section will be filed subsequently when available by amendment to this Form 8-K.

         (b) Pro forma financial statements. Pro forma financial statements required by this section will be filed subsequently when available by amendment to this Form 8-K.

         (c)    Exhibits

                16.1 Letter regarding Change in Certifying Accountant will be filed subsequently when available by amendment to this Form 8-K.

                20.1 Press Release of Registrant, dated July 19, 2000 announcing the completion of the merger by Registrant with OnVantage, Inc.

ITEM 8.  CHANGE IN FISCAL YEAR

         In connection with the effective date of the merger referred to in Items 1 and 2 of this Form 8-K, the Registrant has determined to change its fiscal year end from February 28 to December 31. The Registrant's next Form 10-QSB will reflect the new fiscal year end.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ONVANTAGE, INC.

                                         /s/ Lisa Nixon
DATED:  August 1, 2000
                                         By:  Lisa Nixon
                                              Corporate Secretary